                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 28, 2004
                              (December 21, 2004)

                           COMMUNITY BANCSHARES, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                           0-16461                   63-0868361
----------------                   ---------------           -----------------
(State or Other                    (Commission                 (IRS Employer
 Jurisdiction of                    File Number)             Identification No.)
 Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (205) 429-1000
               ---------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.

      On December 22, 2004 Community Bancshares, Inc. (the "Company") entered into a Pro Tanto Settlement Agreement (the "Agreement") with respect to the shareholder derivative cases styled M. Lewis Benson, et al. v. Community Bancshares, Inc., et al. and John M. Packard, Jr., et al. v. Sheffield Electrical Contractors, Inc., et al. Pursuant to the Agreement, the Company will recover a total of $625,000 and all of the individual defendants in the lawsuits (except for Kennon R. Patterson, Sr., Jimmy Childers and Dewey Hamaker) will be released from liability. On December 22, 2004 the Circuit Court of Blount County, Alabama entered an Order Setting a Hearing on a Proposed Settlement Agreement (the "Order"). A hearing on the fairness of the Agreement is scheduled for 1:00 p.m. on January 31, 2005 at the Blount County Courthouse in Oneonta, Alabama. The Order provides that any stockholder of the Company wishing to object to the Agreement must file the objection with the Clerk of Court no later than the close of business on January 24, 2005 and must serve the objection on all attorneys of record in the lawsuits. Pursuant to General Instruction F to Form 8-K, the Agreement and the Order are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 8.01 by reference. Copies of the Agreement and the Order will be mailed to all stockholders of record.

      On December 21, 2004 the Company and Travelers Casualty & Surety Company of America ("Travelers") agreed to a settlement of the claim made by the Company under the fidelity bond issued by Travelers, which claim is the subject of pending litigation filed by the Company. Pursuant to this settlement, the Company will receive $450,000 and will release Travelers from any further liability under the fidelity bond. Travelers will release all claims against past and present officers and directors of the Company, but will retain subrogation rights with respect to any restitution order entered in a criminal or administrative proceeding against Kennon R. Patterson, Sr. or Larry Bishop. The settlement also provides that in the event the Company obtains a judgment and recovery in the lawsuit filed by the Company against Mr. Patterson, the Company will first recover its costs of litigation and collection and then Travelers will be entitled to the proceeds of such litigation up to the amount of its payment under the bond.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            The following exhibits are filed herewith:

EXHIBIT NO.                                   DESCRIPTION
-----------                                   -----------
   99.1       Pro Tanto Settlement Agreement dated December 22, 2004

   99.2       Order of the Circuit Court of Blount County, Alabama dated December 22, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMMUNITY BANCSHARES, INC.

                                           /s/ Patrick M. Frawley
                                           ---------------------------------
                                           Patrick M. Frawley
                                           Chairman, Chief Executive Officer and
                                           President

Date: December 28, 2004

                                INDEX TO EXHIBITS

EXHIBIT NO.                                   DESCRIPTION
-----------                                   -----------
   99.1       Pro Tanto Settlement Agreement dated December 22, 2004

   99.2       Order of the Circuit Court of Blount County, Alabama dated December 22, 2004